Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS

RECORD EARNINGS FOR 2014

Highlights:

•                  Net earnings of $458.3 million, or $4.61 per diluted share, for the full year

•                  Return on equity of 12.1% and operating return on equity(a) of 11.0% for the full year

•                  GAAP combined ratio of 81.9% for the fourth quarter and 82.1% for the full year

•                  Gross written premium increased 3% to $691.4 million in the fourth quarter and 4% to $3.0 billion for the full year

•                  Book value per share increased 10% for the full year to $40.44

HOUSTON (February 10, 2015) . . .

HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for the fourth quarter and full year of 2014.

Net earnings were $113.0 million, or $1.16 per diluted share, in the fourth quarter of 2014, compared to $115.0 million, or $1.14 per diluted share, in the same quarter of 2013.  Net earnings were $458.3 million, or $4.61 per diluted share, in 2014, versus $407.2 million, or $4.04 per diluted share, in 2013.

The Company’s combined ratio was 81.9% for the fourth quarter of 2014, compared to 81.2% for the same quarter of 2013.  The combined ratio was 82.1% for 2014, versus 83.4% for 2013.  The net paid loss ratio was 58.7% for 2014, compared to 56.5% for 2013.

HCC had net favorable loss development of $25.7 million in the fourth quarter of 2014, compared to $34.1 million in the same quarter of 2013, and $56.4 million for the full year of 2014, versus $73.7 million in the same period of 2013.

The Company’s 2014 accident year net loss ratio was 57.8% and its 2014 accident year combined ratio was 84.4%.  These ratios include 1.1 percentage points for catastrophes.

“The diversity of our businesses and the strength of our underwriting operations combined to generate the third consecutive year of record earnings for our shareholders.  We continue to grow profitably and expect to find new opportunities for growth in the coming year as merger and acquisition activity heats up.  We remain nimble, opportunistic and well-positioned for another strong year in 2015,” said Christopher J.B. Williams, HCC’s Chief Executive Officer.

The 2014 results included accident year pretax net catastrophe losses of $12.1 million and $26.4 million in the fourth quarter and full year, respectively, which reduced net earnings by $0.08 and $0.18 per share in the respective periods.  The 2013 results included pretax net catastrophe losses of $7.5 million and $52.0 million in the fourth quarter and full year, respectively, which reduced net earnings by $0.05 and $0.34 per share in the respective periods.

Gross written premium increased 3% to $691.4 million in the fourth quarter of 2014, compared to $671.7 million in the same quarter of 2013.  Net written premium increased 5% to $550.9 million in the fourth quarter of 2014, versus $525.4 million in the same quarter of 2013.  Net earned premium increased 7% to $601.8 million in the fourth quarter of 2014, compared to $560.0 million in the same quarter of 2013.

For the full year of 2014, compared to 2013, gross written premium increased 4% to $3.0 billion; net written premium increased 5% to $2.4 billion; and net earned premium increased 4% to $2.3 billion.

Investment income was $54.1 million in the fourth quarter of 2014, compared to $54.5 million in the same quarter of 2013, and increased to $221.6 million in the full year of 2014, versus $220.2 million in the same period of 2013.  As of December 31, 2014, HCC’s fixed maturity securities portfolio had an average rating of AA, a duration of 4.7 years and an average long-term tax equivalent yield of 4.3%.

HCC generated cash flow from operations of $478.6 million in 2014, compared to $262.7 million in 2013.  The Company’s cash flow was decreased by U.S. Surety collateral repayments of $20.3 million in 2014 and $121.7 million in 2013.  At December 31, 2014, the Company had $360.3 million of cash and short-term investments and $294.1 million of available capacity under its $825.0 million revolving loan facility.

The Company purchased 4.7 million shares of its common stock during 2014 for $224.7 million at an average cost of $47.70 per share.

As of December 31, 2014, total assets were $10.7 billion, shareholders’ equity was $3.9 billion and the Company’s debt to total capital ratio was 17.4%.

For further information about HCC’s 2014 fourth quarter earnings results, see the supplemental financial schedules that are available in the Investor Relations section of the Company’s website at http://ir.hcc.com.

HCC will hold an open conference call beginning at 8:00 a.m. Central Standard Time on Wednesday, February 11.  To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161.  There will also be a live webcast available on a listen-only basis that can be accessed through the Investor Relations section of the Company’s website at http://ir.hcc.com.  The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, May 15, 2015.

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading specialty insurer with offices in the United States, the United Kingdom, Spain and Ireland.  HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company, Inc.,

2

“AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” from Moody’s Investors Service, Inc.

For more information about HCC, please visit http://www.hcc.com.

a) Non-GAAP Financial Measure

Annualized operating return on equity is a non-GAAP financial measure under Regulation G and is calculated as net earnings excluding after-tax net realized investment gain/loss, other-than-temporary impairment credit losses, and foreign currency benefit/expense (collectively, operating earnings) divided by average shareholders’ equity excluding accumulated other comprehensive income.  See the supplemental financial schedules for a reconciliation of this non-GAAP financial measure to corresponding GAAP amounts.  Management believes annualized operating return on equity is a useful measure for understanding the Company’s profitability relative to shareholders’ equity before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

Contact:                Doug Busker, Director of Investor Relations

HCC Insurance Holdings, Inc.

Telephone: (713) 996-1192

Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

*     *     *     *     *

3

HCC Insurance Holdings, Inc. and Subsidiaries

Financial Highlights

(Unaudited, in thousands except per share data)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2014	2013	2014	2013

Gross written premium	$3,001,618	$2,880,249	$691,353	$671,688

Net written premium	2,373,245	2,255,323	550,855	525,371

Net earned premium	2,323,627	2,239,240	601,832	560,030

Net investment income	221,620	220,182	54,140	54,541

Total revenue	2,652,549	2,536,904	670,007	636,630

Net earnings	458,343	407,197	113,029	115,010

Operating earnings*	400,129	383,314	102,564	111,264

Earnings per share (diluted)	$4.61	$4.04	$1.16	$1.14

Weighted-average shares outstanding (diluted)	97,851	99,113	95,636	99,046

Net loss ratio	55.5%	57.6%	54.8%	53.1%

Expense ratio	26.6%	25.8%	27.1%	28.1%

Combined ratio	82.1%	83.4%	81.9%	81.2%

Paid loss ratio	58.7%	56.5%	56.4%	68.2%

	December 31,	December 31,
	2014	2013

Total investments	$7,164,906	$6,718,692

Total assets	10,714,346	10,344,520

Shareholders’ equity	3,903,351	3,674,430

Debt to total capital ratio	17.4%	15.1%

Book value per share	$40.44	$36.62

*                 Non-GAAP financial measure under Regulation G.  See calculation on S - 9.  Management believes operating earnings is a useful measure for understanding the Company’s profitability before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited, in thousands)

	December 31,	December 31,
	2014	2013
ASSETS

Investments
Fixed maturity securities — available for sale, at fair value	$6,610,368	$6,022,473
Equity securities — available for sale, at fair value	296,352	517,466
Short-term investments	258,186	178,753

Total investments	7,164,906	6,718,692
Cash	102,093	58,301
Restricted cash and securities	119,010	125,777
Premium, claims and other receivables	553,027	580,107
Reinsurance recoverables	1,168,900	1,277,257
Ceded unearned premium	316,715	305,438
Ceded life and annuity benefits	48,499	56,491
Deferred policy acquisition costs	220,321	201,698
Goodwill	905,636	895,200
Other assets	115,239	125,559

Total assets	$10,714,346	$10,344,520

LIABILITIES

Loss and loss adjustment expense payable	$3,728,085	$3,902,132
Life and annuity policy benefits	48,499	56,491
Reinsurance, premium and claims payable	301,476	332,985
Unearned premium	1,198,930	1,134,849
Deferred ceding commissions	94,202	89,528
Notes payable	824,251	654,098
Accounts payable and accrued liabilities	615,552	500,007

Total liabilities	6,810,995	6,670,090

SHAREHOLDERS’ EQUITY

Common stock	126,472	125,577
Additional paid-in capital	1,113,551	1,073,105
Retained earnings	3,441,424	3,085,501
Accumulated other comprehensive income	175,014	118,651
Treasury stock	(953,110)	(728,404)

Total shareholders’ equity	3,903,351	3,674,430

Total liabilities and shareholders’ equity	$10,714,346	$10,344,520

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Earnings

(Unaudited, in thousands except per share data)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2014	2013	2014	2013

REVENUE

Net earned premium	$2,323,627	$2,239,240	$601,832	$560,030
Net investment income	221,620	220,182	54,140	54,541
Other operating income	40,932	35,452	12,200	11,144
Net realized investment gain	66,370	42,030	1,835	10,915

Total revenue	2,652,549	2,536,904	670,007	636,630

EXPENSE

Loss and loss adjustment expense, net*	1,326,835	1,322,454	339,434	305,477
Policy acquisition costs, net	294,670	279,439	76,449	76,052
Other operating expense*	341,083	336,091	82,310	92,164
Interest expense	28,125	26,210	7,251	6,554

Total expense	1,990,713	1,964,194	505,444	480,247

Earnings before income tax expense	661,836	572,710	164,563	156,383
Income tax expense	203,493	165,513	51,534	41,373

Net earnings	$458,343	$407,197	$113,029	$115,010

Net earnings attributable to unvested stock	(7,497)	(6,638)	(1,887)	(1,884)

Net earnings available to common stock	$450,846	$400,559	$111,142	$113,126

Basic earnings per share data:
Net earnings per share	$4.62	$4.05	$1.17	$1.15

Weighted-average shares outstanding	97,591	98,853	95,373	98,770

Diluted earnings per share data:
Net earnings per share	$4.61	$4.04	$1.16	$1.14

Weighted-average shares outstanding	97,851	99,113	95,636	99,046

Cash dividends declared, per share	$1.040	$0.780	$0.295	$0.225

*                 We revised 2013 to correct an immaterial error in our prior classification of internal claims department costs.  We now report these costs in loss and loss adjustment expense.  These costs totaled $36.4 million in 2014, $32.4 million in 2013, and $9.9 million and $8.0 million in the fourth quarter of 2014 and 2013, respectively.  In evaluating our businesses, we consider these costs to be operating expenses and, thus, include them in our expense ratio (disclosed on S-1).

HCC Insurance Holdings, Inc. and Subsidiaries

Gross Written Premium

(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2014	2013	Change	2014	2013	Change

U.S. Property & Casualty
Aviation	$134,388	$139,673	(4)%	$24,822	$24,672	1%
Liability	190,085	153,770	24	52,165	41,815	25
Sports & Entertainment	132,763	144,416	(8)	26,452	21,762	22
Public Risk	69,800	70,665	(1)	13,693	12,908	6
Other	149,067	162,240	(8)	34,289	35,098	(2)
	676,103	670,764	1	151,421	136,255	11

Professional Liability	517,152	536,085	(4)	145,750	164,901	(12)

Accident & Health
Medical Stop-loss	876,540	817,943	7	224,181	207,577	8
Other	121,847	65,112	87	27,860	22,696	23
	998,387	883,055	13	252,041	230,273	9
U.S. Surety & Credit
Surety	162,867	165,505	(2)	41,546	40,270	3
Credit	69,098	63,425	9	16,745	18,855	(11)
	231,965	228,930	1	58,291	59,125	(1)
International
Marine & Energy	158,256	163,279	(3)	16,107	19,430	(17)
Property Treaty	133,755	139,056	(4)	6,938	5,478	27
Surety & Credit	105,144	90,584	16	26,053	22,398	16
Liability	98,857	82,380	20	24,337	22,388	9
Other	81,625	73,200	12	10,421	9,481	10
	577,637	548,499	5	83,856	79,175	6

Exited Lines	374	12,916	nm	(6)	1,959	nm

Totals	$3,001,618	$2,880,249	4%	$691,353	$671,688	3%

nm - Not meaningful

HCC Insurance Holdings, Inc. and Subsidiaries

Net Written Premium

(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2014	2013	Change	2014	2013	Change

U.S. Property & Casualty
Aviation	$113,336	$111,446	2%	$20,546	$19,906	3%
Liability	145,480	111,398	31	43,341	29,721	46
Sports & Entertainment	23,028	28,518	(19)	4,220	5,103	(17)
Public Risk	41,261	55,666	(26)	7,999	8,556	(7)
Other	57,194	78,327	(27)	15,487	14,176	9
	380,299	385,355	(1)	91,593	77,462	18

Professional Liability	346,720	359,509	(4)	99,803	112,326	(11)

Accident & Health
Medical Stop-loss	870,187	816,499	7	222,422	206,806	8
Other	121,847	64,869	88	27,860	22,702	23
	992,034	881,368	13	250,282	229,508	9
U.S. Surety & Credit
Surety	147,293	147,517	—	37,817	35,771	6
Credit	57,474	51,604	11	14,533	15,374	(5)
	204,767	199,121	3	52,350	51,145	2
International
Marine & Energy	99,288	95,124	4	5,913	8,635	(32)
Property Treaty	106,326	111,334	(4)	(1,712)	(1,835)	(7)
Surety & Credit	89,233	77,857	15	23,271	18,531	26
Liability	91,565	77,097	19	22,504	20,838	8
Other	62,537	55,627	12	6,857	6,802	1
	448,949	417,039	8	56,833	52,971	7

Exited Lines	476	12,931	nm	(6)	1,959	nm

Totals	$2,373,245	$2,255,323	5%	$550,855	$525,371	5%

nm - Not meaningful

HCC Insurance Holdings, Inc. and Subsidiaries

Net Earned Premium

(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2014	2013	Change	2014	2013	Change

U.S. Property & Casualty
Aviation	$109,497	$112,597	(3)%	$27,578	$28,406	(3)%
Liability	113,252	100,956	12	30,692	26,396	16
Sports & Entertainment	26,616	26,083	2	5,152	5,876	(12)
Public Risk	47,060	63,791	(26)	10,617	15,261	(30)
Other	67,573	63,708	6	18,241	14,549	25
	363,998	367,135	(1)	92,280	90,488	2

Professional Liability	351,690	368,167	(4)	90,233	90,505	—

Accident & Health
Medical Stop-loss	870,249	816,499	7	222,425	206,806	8
Other	110,970	67,016	66	35,743	18,714	91
	981,219	883,515	11	258,168	225,520	14
U.S. Surety & Credit
Surety	146,347	147,041	—	37,563	37,671	—
Credit	53,417	47,245	13	13,705	11,942	15
	199,764	194,286	3	51,268	49,613	3
International
Marine & Energy	97,277	97,143	—	24,997	22,165	13
Property Treaty	99,064	112,042	(12)	22,695	26,975	(16)
Surety & Credit	80,535	72,294	11	23,176	18,108	28
Liability	88,309	75,329	17	24,745	20,658	20
Other	61,295	56,398	9	14,276	14,039	2
	426,480	413,206	3	109,889	101,945	8

Exited Lines	476	12,931	nm	(6)	1,959	nm

Totals	$2,323,627	$2,239,240	4%	$601,832	$560,030	7%

nm - Not meaningful

HCC Insurance Holdings, Inc. and Subsidiaries

Net Investment Income and Unrealized Gain

(Unaudited, in thousands)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2014	2013	2014	2013

Sources of net investment income:

Fixed maturity securities
Taxable	$96,886	$98,966	$24,818	$23,559
Exempt from U.S. income taxes	113,980	113,875	28,378	28,812
Total fixed maturity securities	210,866	212,841	53,196	52,371
Equity securities	16,555	14,537	2,324	3,779
Other	1,434	828	202	356
Total investment income	228,855	228,206	55,722	56,506
Investment expense	(7,235)	(8,024)	(1,582)	(1,965)

Net investment income	$221,620	$220,182	$54,140	$54,541

Unrealized gain on available for sale securities:

Increase (decrease) in unrealized gain for period, before tax	$108,849	$(282,631)	$19,895	$(19,035)

Unrealized gain at:

December 31, 2014	$262,913

September 30, 2014	$243,018

June 30, 2014	$308,738

March 31, 2014	$219,898

December 31, 2013	$154,064

HCC Insurance Holdings, Inc. and Subsidiaries

Underwriting Ratios

(Unaudited)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2014	2013	2014	2013
U.S. Property & Casualty
Aviation	56.0%	55.0%	62.9%	61.9%
Liability	43.7	54.8	60.1	63.6
Sports & Entertainment	58.0	58.9	62.0	51.3
Public Risk	50.5	76.1	54.4	85.5
Other	6.1	(9.5)	16.4	25.6
Loss Ratio	42.4	47.7	51.8	59.8
Expense Ratio	30.3	30.1	30.3	33.6
Combined Ratio	72.7%	77.8%	82.1%	93.4%

Professional Liability
Loss Ratio	58.8%	53.1%	58.2%	59.1%
Expense Ratio	19.2	18.0	20.1	21.7
Combined Ratio	78.0%	71.1%	78.3%	80.8%

Accident & Health
Medical Stop-loss	73.6%	72.7%	69.8%	65.3%
Other	50.6	54.8	60.3	60.7
Loss Ratio	71.0	71.3	68.5	65.0
Expense Ratio	15.7	14.7	15.6	14.7
Combined Ratio	86.7%	86.0%	84.1%	79.7%

U.S. Surety & Credit
Surety	14.3%	11.8%	(16.4)%	(16.3)%
Credit	40.0	14.3	38.8	(16.8)
Loss Ratio	21.2	12.4	(1.6)	(16.4)
Expense Ratio	55.5	56.0	57.8	58.7
Combined Ratio	76.7%	68.4%	56.2%	42.3%

International
Marine & Energy	42.9%	39.9%	50.2%	51.4%
Property Treaty	18.6	47.0	53.1	22.9
Surety & Credit	91.9	156.9	37.2	59.6
Liability	37.0	36.5	48.0	55.7
Other	47.6	30.0	57.6	37.1
Loss Ratio	46.0	60.3	48.5	44.2
Expense Ratio	40.7	38.0	42.5	42.8
Combined Ratio	86.7%	98.3%	91.0%	87.0%

Consolidated
Loss Ratio	55.5%	57.6%	54.8%	53.1%
Expense Ratio	26.6	25.8	27.1	28.1
Combined Ratio	82.1%	83.4%	81.9%	81.2%

HCC Insurance Holdings, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP

(Unaudited, in thousands)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2014	2013	2014	2013
Numerator:

GAAP net earnings	$458,343	$407,197	$113,029	$115,010

Exclude:
Net realized investment gain*	43,141	27,320	1,193	7,095
Foreign currency benefit (expense)*	15,073	(3,437)	9,272	(3,349)
Total items excluded from operating earnings	58,214	23,883	10,465	3,746

Operating earnings	$400,129	$383,314	$102,564	$111,264

Denominator:

GAAP equity - beginning of period	$3,674,430	$3,542,612	$3,890,665	$3,588,079

Exclude - Accumulated other comprehensive income	118,651	295,271	170,632	130,002

Beginning equity, as adjusted	$3,555,779	$3,247,341	$3,720,033	$3,458,077

GAAP equity - end of period	$3,903,351	$3,674,430	$3,903,351	$3,674,430

Exclude - Accumulated other comprehensive income	175,014	118,651	175,014	118,651

Ending equity, as adjusted	$3,728,337	$3,555,779	$3,728,337	$3,555,779

Average equity, as adjusted	$3,642,058	$3,401,560	$3,724,185	$3,506,928

Annualized operating return on equity	11.0%	11.3%	11.0%	12.7%

* Net of tax, calculated using 35% statutory tax rate.